CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the use in the Registration Statement of Longfoot Communications Corp. on Form SB-2 Amendment No. 3 of our report dated November 28, 2005 appearing in this filing for the fiscal years ended September 30, 2004 and 2005, as well as the reference under the caption "Experts".




/s/ FARBER HASS HURLEY & MCEWEN LLP (Formerly Farber & Hass LLP)
Camarillo, California
March 10, 2006












































                                                                    Exhibit 23.1